Exhibit 10.16.7
DATED 10 May 2006
BIWATER RETIREMENT AND SECURITY SCHEME
Deed of Adherence in respect of
Farrer Consulting Limited
CMS Cameron McKenna LLP
Mitre House
160 Aldersgate Street
London EC1A 4DD
T +44(0)171 367 3000
F +44(0)171 367 2000
File Ref: 104585.00001
C/M/S/ Cameron McKenna
CERTIFIED TO BE A TRUE AND
COMPLETE COPY OF THE ORIGINAL

CMS Cameron McKenna LLP
DATE 12.5.06
CMS Cameron McKenna LLP
Mitre House
160 Aldersgate Street
London EC1A 4DD

THIS DEED OF ADHERENCE is made the 10th day of May 2006
PARTIES
(1)	The Principal Employer

BIWATER PLC (registered no. 929686) whose registered office is at Biwater House, Station Approach, Dorking, Surrey RH4 1TZ

(2)	The Trustees

TERENCE WILLIAM ALBERT BARKER of “the Willows”, 20 Holme Park, Upper Newbold, Chesterfield, Derbyshire S41 8XB NORMAN ERIC DODD of 5 Ashworth Avenue, Urmston, Manchester M41 8TH MARTIN ROBERT ANTHONY DUFFY of 4 Ashwood Park, Lower Road, Fetcham, Surrey KT22 9NT JOHN ERNEST ALFRED KERSLAKE of Ivy House, Stack Hills Road, Todmorden, OL14 5QW ANTHONY JOHN READ of 4 Hazlemere Drive, St Leonards, Ringwood, Hants and BARRY SHORT of 15 Rimbury Way, Christchurch, Dorset BH23 2RQ

(3)	The Associated Employer

FARRER CONSULTING LIMITED (registered no. 5728436) whose registered office is at Biwater Place, Gregge Street, Heywood, Lancashire OL10 2DX
RECITALS
A.	This Deed is supplemental (inter alia) to two editions of a Fifth Definitive Trust Deed, one called the “Main Edition” made on 24 June 2003, and the other called the “exWCAPS Edition” made on 1 April 2003, (together called “the Trust Deeds”), both with Rules attached (the “Main Rules” and the “ex-WCAPS Rules” respectively), as subsequently amended, which constitute the current provisions of the Biwater Retirement and Security Scheme (“the Scheme”)

B.	In accordance with Clause 25 of the Trust Deeds, the Trustees shall at the request of the Principal Employer admit an employer to participation in the Scheme

C.	The Trustees are the present trustees of the Scheme

OPERATIVE PROVISIONS
1.	Trustees and the Principal Employer, in exercise of the powers described in recital B above, hereby admit the Associated Employer to participation in the Scheme

2.	The Associated Employer hereby covenants to observe the provisions of the Scheme from time to time.
IN WITNESS of which the parties have executed this document as a deed on the date set out above.

EXECUTED as a deed on 21st April 2006
behalf of BIWATER PLC by

Director	/s/ D. L. Magor

Secretary	/s/ Martin Robert Anthony Duffy

EXECUTED as a deed on behalf of
FARRER CONSULTING LIMITED by

Director	/s/ SIGNATURE ILLEGIBLE

Secretary	/s/ Norman Eric Dodd

SIGNED AND DELIVERED as a Deed by
TERENCE WILLIAM ALBERT BARKER	/s/ T. Barker
in the presence of

Witness name	S. C. Carrodus

Witness signature	/s/ S. C. Carrodus

Witness address	8 Woodbridge Manor Woodbridge Drive Camberly Surrey

SIGNED AND DELIVERED as a Deed by
NORMAN ERIC DODD in the presence of	/s/ Norman Eric Dodd

Witness name	Kevin O’Reilly

Witness signature	/s/ Kevin O’Reilly

Witness address	14 Caulhall Road Upton-By-Chester Cheshire CH2 1LS

SIGNED AND DELIVERED as a Deed by
MARTIN ROBERT ANTHONY DUFFY	/s/ Martin Robert Anthony Duffy
in the presence of

Witness name	Sheila Cumper

Witness signature	/s/ Sheila Cumper

Witness address	27 cleardene Dorking Surrey RH4 2BY

SIGNED AND DELIVERED as a Deed by
JOHN ERNEST ALFRED KERSLAKE	/s/ John Ernest Alfred Kerslake
in the presence of

Witness name	S.C. Carrodus

Witness signature	/s/ S.C. Carrodus

Witness address	8 Woodbridge Manor Woodbridge Drive Camberly Surrey

SIGNED AND DELIVERED as a Deed by
ANTHONY JOHN READ	/s/ Anthony John Read
in the presence of

Witness name	S.C. Carrodus

Witness signature	/s/ S.C. Carrodus

Witness address	8 Woodbridge Manor Woodbridge Drive Camberly Surrey

SIGNED AND DELIVERED as a Deed by
BARRY SHORT in the presence of	/s/ Barry Short

Witness name	S.C. Carrodus

Witness signature	/s/ S.C. Carrodus

Witness address	8 Woodbridge Manor Woodbridge Drive Camberley Surrey